UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 21, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2022, Kaman Newco, LLC, a Delaware limited liability company (“Buyer”) that is an indirect wholly-owned subsidiary of Kaman Corporation, a Connecticut corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Parker-Hannifin Corporation, an Ohio corporation (“Seller”), pursuant to which Buyer will acquire Seller’s aircraft wheel & brake division (the “Business”) for a total purchase price of $440 million payable in cash, subject to a customary working capital adjustment (such transaction is referred to herein as the “Transaction”). Seller is divesting the Business in order to secure approval from certain governmental authorities in connection with Seller’s previously announced offer to acquire Meggitt PLC (“Meggitt”).

Consummation of the Transaction is subject to the satisfaction or waiver of certain closing conditions, including receipt of all required approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable competition and foreign investment laws. Closing of the Transaction is not subject to a financing condition, although the Company has obtained a financing commitment, subject to customary conditions, that will provide it with sufficient cash to consummate the closing. The closing of the Transaction is expected to occur before December 31, 2022. The timing of closing will be contingent upon the European Commission’s process with respect to its consideration of Seller’s acquisition of Meggitt.

The Purchase Agreement contains customary representations, warranties and covenants. Buyer and the Company have obtained a representation and warranty insurance policy providing coverage for breaches of representations and warranties of Seller contained in the Purchase Agreement, subject to customary limitations. The Purchase Agreement contains certain termination rights, including the Seller’s right to terminate the Purchase Agreement if (i) a governmental authority does not approve Buyer as a purchaser of the Business or does not approve the Transaction as an appropriate remedy with respect to Seller’s acquisition of Meggitt (the “Meggitt Acquisition”), (ii) no governmental authority requires Seller to divest the Business as a condition to its approval of the Meggitt Acquisition, or (iii) the Meggitt Acquisition does not otherwise close.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement except for certain third-party beneficiaries identified therein; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by a confidential disclosure schedule; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, Buyer, Seller or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure

On May 23, 2022, the Company issued a press release announcing that it had entered into the Purchase Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company announced a conference call to be held at 8:30 a.m., Eastern Time on May 23, 2022, and simultaneously broadcast live over the internet at www.kaman.com. An online archive of the webcast will be available on the Company’s website. A copy of the investor presentation, which will be discussed during the Company’s call, is attached to this report as Exhibit 99.2 and incorporated herein by reference.

The information under this Item 7.01 and both Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the

Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Risks Associated with Forward-Looking Statements

This report, including information incorporated by reference from the exhibits filed or furnished herewith, includes “forward looking statements” within the meaning of the federal securities laws relating to the Transaction, including the benefits of the Transaction, the anticipated timing of the Transaction, and the expected performance and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” “project,” “opportunity,” “will be,” “will continue,” “will likely result,” and other words of similar meaning in connection with a discussion of the Transaction or future operating or financial performance or events. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward looking statements. Such risks and uncertainties include, among others, (i) the ability of the parties to satisfy the conditions precedent and consummate the Transaction; (ii) the risk that audited financial statements for the Business may not be able to be prepared in a timely manner or at all; (iii) the risk that all required approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable competition and foreign investment laws will not be received in a timely manner or at all; (iv) the Company’s ability to arrange financing to complete the Transaction; (v) the risk that the consummation of the Transaction will not be completed in a timely manner or at all (including as a result of the European Commission not requiring the Seller to divest the Business as a condition to its approval of the Meggitt Acquisition or such acquisition not otherwise closing), which may result in the Company incurring significant costs and expenses and otherwise adversely affect the price of the Company’s securities; (vi) the possibility that the Transaction will result in adjustments to the capped call arrangements the Company entered into in connection with its convertible senior unsecured notes due May 2024 that will have a negative impact to the Company and its current stockholders; (vii) the effect of the announcement or pendency of the Transaction on the business relationships and operating results of the Company and the Business generally; (viii) the outcome of any legal proceedings that may be instituted against the Company or Seller related to the Purchase Agreement or the Transaction; (ix) following consummation of the Transaction, the Company’s ability to enforce and protect intellectual property related to the Business; (x) risks that the Transaction disrupts the current plans and operations of the Company or the Business; (xi) the representations and warranties provided by the Seller and the Company’s rights to recourse are extremely limited in the Purchase Agreement and, as a result, the assumptions on which its estimates of future results of the Business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the Transaction or exposure to material liabilities; (xii) the inability of the Company to successfully integrate the operations of the Business and realize anticipated benefits of the Transaction; (xiii) the inability of the Company or the Business to profitably attract new customers and retain existing customers; (xiv) the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and (xv) future and estimated revenues, earnings, cash flow, charges and expenditures. The foregoing list of factors is not exhaustive. Additional risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements are identified in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward looking statements included in this report and any exhibits filed or furnished herewith are made only as of the date of this report. Readers are cautioned not to put undue reliance on forward looking statements, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description
2.1
Asset Purchase Agreement, dated May 21, 2022, by and among Parker-Hannifin Corporation, an Ohio corporation, Kaman Newco, LLC, a Delaware limited liability company, and, solely for purposes of Section 10.18 of such Agreement, Kaman Aerospace Group, Inc., a Connecticut corporation.(1)

99.1	Press Release, dated May 23, 2022.
99.2	Investor Presentation, dated May 23, 2022.
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

(1) Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: May 23, 2022